UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	September 30,

Date of reporting period:	December 31, 2010

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET VARIABLE RATE
STRATEGIC FUND INC.

FORM N-Q

DECEMBER 31, 2010

Schedule of investments (unaudited)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS— 31.1%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.531%	2/25/36	298,026	$164,922	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	334,553	351,002
Banc of America Funding Corp., 2004-B 6A1	3.470%	12/20/34	872,288	474,352	(a)
Banc of America Funding Corp., 2005-E 8A1	3.093%	6/20/35	767,492	439,921	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.961%	4/25/36	1,177,014	305,824	(a)(b)
Bear Stearns Alt-A Trust, 2004-3 A1	0.901%	4/25/34	796,163	681,758	(a)
Bear Stearns ARM Trust, 2004-8 11A1	2.911%	11/25/34	674,896	597,131	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.761%	7/25/35	850,994	611,913	(a)
Citigroup Mortgage Loan Trust Inc., 2010-7 4A1	1.253%	9/25/37	327,273	322,498	(a)(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.491%	7/20/35	852,873	547,862	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.591%	2/25/35	83,143	57,421	(a)
Countrywide Home Loans, 2004-20 2A1	2.870%	9/25/34	896,892	455,624	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	174,191	175,107	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.608%	2/20/36	1,163,491	851,451	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	447,867	445,724	(b)
Countrywide Home Loans, 2005-R3 AF	0.661%	9/25/35	715,044	613,781	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.621%	3/25/35	575,670	477,316	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.860%	6/25/34	395,880	313,343	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.591%	8/19/45	808,612	534,321	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.248%	3/19/46	467,874	274,296	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	1,896,504	104,347
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,987,774	174,624
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	2,845,116	235,155
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	7,203,672	1,392,748
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	2,126,802	247,655	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	950,000	972,005	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.491%	2/25/35	256,335	220,448	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.611%	3/25/35	1,141,481	965,182	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.611%	9/25/35	250,947	209,612	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.661%	4/25/36	527,236	447,819	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.822%	1/19/35	511,413	504,843	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.611%	1/19/35	294,071	195,383	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	3.189%	12/19/35	281,076	209,735	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.581%	3/25/36	2,365,980	1,287,339	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.651%	12/25/34	108,153	69,141	(a)
Indymac Index Mortgage Loan Trust, 2004-AR7 A2	1.121%	9/25/34	334,834	230,379	(a)
Indymac Index Mortgage Loan Trust, 2004-AR8 2A2A	0.661%	11/25/34	92,159	63,149	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.151%	10/25/35	762,585	617,591	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	606,415	617,447
JPMorgan Mortgage Trust, 2005-A3 3A4	5.034%	6/25/35	400,000	357,812	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.461%	2/25/46	1,105,976	662,852	(a)
MASTR ARM Trust, 2003-6 2A1	2.596%	12/25/33	228,445	208,835	(a)
MASTR ARM Trust, 2004-7 6M1	0.911%	8/25/34	550,000	443,028	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.611%	5/25/35	1,611,059	1,323,279	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.549%	5/25/36	606,606	562,993	(a)(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MASTR Reperforming Loan Trust, 2006-2 2A1	3.606%	5/25/36	224,441	$202,669	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	4.176%	5/25/36	1,262,190	792,819	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.701%	6/25/34	807,831	648,989	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.541%	12/25/45	521,390	303,721	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.319%	4/25/31	1,028,520	687,831	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.709%	1/25/35	187,810	135,732	(a)
Structured ARM Loan Trust, 2004-9XS A	0.631%	7/25/34	936,387	795,637	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.861%	7/19/34	587,517	521,043	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.491%	2/25/36	1,069,992	701,006	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.471%	4/25/36	492,756	291,274	(a)
Structured Asset Securities Corp., 1998-2 M1	1.361%	2/25/28	126,600	123,324	(a)
Structured Asset Securities Corp., 1998-3 M1	1.261%	3/25/28	116,790	108,308	(a)
Structured Asset Securities Corp., 1998-8 M1	1.201%	8/25/28	378,144	307,669	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	610,510
Structured Asset Securities Corp., 2005-RF1 A	0.611%	3/25/35	326,364	271,228	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.611%	4/25/35	344,388	294,642	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.611%	6/25/35	331,529	276,909	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	4.284%	6/25/35	5,163,972	4,444,659	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.248%	3/20/47	360,645	34,622	(a)(b)(c)(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.407%	3/25/37	270,206	200,651	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.621%	10/25/45	937,836	621,345	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	741,961	657,772	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR8 1A3	5.730%	8/25/46	375,000	275,711	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.621%	7/25/45	616,506	464,242	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.282%	4/25/46	328,060	181,219	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.581%	1/25/45	46,974	39,772	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.302%	9/25/46	611,723	404,404	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.862%	1/25/35	747,957	727,552	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,082,967)				36,144,228
ASSET-BACKED SECURITIES — 22.6%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	870,000	689,706
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.327%	9/25/32	281,593	235,541	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.711%	3/25/35	800,000	698,818	(a)
Asset Backed Funding Certificates, 2005-WF1 A2C	0.571%	1/25/35	273,590	250,203	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.711%	10/27/32	49,924	44,736	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.751%	7/25/35	773,523	606,392	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,225,041	970,684
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	694,834	634,374
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.691%	7/25/35	750,000	668,788	(a)
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	542,539	428,247	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	631,145	628,333

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Countrywide Asset-Backed Certificates, 2005-5 M1	0.721%	10/25/35	600,000	$566,311	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.161%	10/25/47	641,355	428,055	(a)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.261%	8/25/47	505,554	335,561	(a)(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	1,137,342	865,875	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.811%	3/25/31	240,823	202,701	(a)(b)
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.611%	12/25/35	400,000	370,854	(a)
First Horizon ABS Trust, 2006-HE2 A	0.391%	10/25/26	1,532,048	1,144,378	(a)
First Horizon ABS Trust, 2007-HE1 A	0.391%	9/25/29	142,395	106,915	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.441%	12/25/36	1,165,354	751,528	(a)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.820%	8/15/30	616,614	422,943	(a)
GSAMP Trust, 2004-OPT B1	1.861%	11/25/34	97,816	39,841	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.661%	10/25/46	159,199	91,104	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	659,567	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.421%	7/25/36	641,384	174,295	(a)
Honda Auto Receivables Owner Trust, 2008-1 A3	4.470%	1/18/12	27,390	27,469
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.601%	2/25/36	223,444	201,391	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.753%	7/25/35	1,261,826	752,638	(a)
Lehman XS Trust, 2005-5N 3A1A	0.561%	11/25/35	440,241	341,355	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.086%	9/25/31	234,371	178,511	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.386%	5/25/32	663,550	536,703	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	336,424
MASTR Second Lien Trust, 2005-1 A	0.531%	9/25/35	5,773	5,707	(a)
MASTR Specialized Loan Trust, 2007-1 A	0.631%	1/25/37	547,806	250,779	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.711%	2/25/47	1,206,227	596,383	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.631%	2/25/37	1,100,000	28,620	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.681%	2/25/37	1,000,000	6,741	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M3	0.811%	2/25/37	800,000	2,344	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M4	1.261%	2/25/37	318,539	490	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.386%	9/25/33	1,474,336	1,124,498	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.791%	9/25/34	74,135	62,177	(a)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	425,777
New Century Home Equity Loan Trust, 2004-3 M1	1.191%	11/25/34	638,898	489,937	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.661%	2/25/35	222,461	193,719	(a)
Origen Manufactured Housing, 2007-A A2	3.756%	4/15/37	900,000	558,000	(a)(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.891%	2/25/35	750,000	660,303	(a)
RAAC Series, 2006-RP2 A	0.511%	2/25/37	344,910	249,091	(a)(b)
RAAC Series, 2006-RP3 A	0.531%	5/25/36	1,267,146	815,827	(a)(b)
RAAC Series, 2006-RP4 A	0.551%	1/25/46	738,710	561,892	(a)(b)
RAAC Series, 2007-RP3 M1	1.061%	10/25/46	1,200,000	99,865	(a)(b)
RAAC Series, 2007-RP4 A	0.611%	11/25/46	1,223,619	675,692	(a)(b)
RAAC Series, 2007-SP3 A1	1.461%	9/25/37	333,475	255,273	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.121%	6/25/33	234,529	208,666	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.701%	8/25/33	195,282	179,482	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	1.000%	6/25/37	128,633	0	(b)(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.386%	8/25/33	56,118	42,427	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	303,495	297,733
SACO I Trust, 2005-WM3 A3	0.961%	9/25/35	262,469	116,899	(a)
SACO I Trust, 2006-3 A3	0.721%	4/25/36	645,369	188,212	(a)
SACO I Trust, 2006-4 A1	0.431%	3/25/36	709,923	223,547	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	$1	(b)(c)(f)
SLC Student Loan Trust, 2008-1 A4A	1.902%	12/15/32	720,000	746,682	(a)
Soundview Home Equity Loan Trust, 2005-3 M2	0.781%	6/25/35	427,601	415,743	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	1.561%	10/25/34	172,251	48,788	(a)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	618,466	607,800
Structured Asset Securities Corp., 2005-4XS 2A1A	2.004%	3/25/35	655,333	508,539	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.531%	5/25/31	871,018	489,749	(a)(b)
Structured Asset Securities Corp., 2006-GEL1 A2	0.611%	11/25/35	600,000	516,000	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.441%	5/25/47	290,000	87,280	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	224,830	204,298	(a)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE3 M5	1.311%	5/25/47	100,994	87	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $33,025,636)				26,335,289
COLLATERALIZED SENIOR LOANS — 7.1%
CONSUMER DISCRETIONARY — 2.1%
Auto Components — 0.6%
Allison Transmission Inc., Term Loan B	3.020-3.040%	8/7/14	717,706	702,754	(e)
Hotels, Restaurants & Leisure — 0.4%
Harrahs Operating Co. Inc., Term Loan B2	3.288%	1/28/15	460,941	418,016	(e)
Media — 0.7%
Charter Communications, Term Loan C	3.560%	9/6/16	863,785	854,338	(e)
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B	4.303%	4/6/16	463,303	455,538	(e)
TOTAL CONSUMER DISCRETIONARY				2,430,646
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.303%	3/30/12	47,569	46,903	(e)
Ashmore Energy International, Term Loan	3.303%	3/30/14	308,139	303,825	(e)
TOTAL ENERGY				350,728
HEALTH CARE — 1.7%
Health Care Providers & Services — 1.7%
Community Health Systems Inc.	2.544%	7/25/14	318,739	311,309	(e)
Community Health Systems Inc.	2.544%	7/25/14	16,415	16,033	(e)
Community Health Systems Inc., Term Loan B	3.794%	1/25/17	160,247	159,934	(e)
HCA Inc., Term Loan B	2.553%	11/18/13	630,983	625,620	(e)
Health Management Associates Inc., Term Loan B	2.053%	2/28/14	904,601	889,393	(e)
TOTAL HEALTH CARE				2,002,289
INFORMATION TECHNOLOGY — 0.6%
IT Services — 0.6%
First Data Corp., Term Loan B2	3.011%	9/24/14	711,293	657,335	(e)
MATERIALS — 0.4%
Containers & Packaging — 0.4%
Berry Plastics Group Inc., Term Loan C	2.284%	4/3/15	492,327	465,680	(e)
TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.4%
Level 3 Communications Inc., Term Loan	2.539%	3/13/14	500,000	473,750	(e)
UTILITIES — 1.6%
Electric Utilities — 0.6%
TXU Corp., Term Loan B2	3.764%	10/10/14	967,500	749,428	(e)
Independent Power Producers & Energy Traders — 1.0%
New Development Holdings LLC, Term Loan	7.000%	7/3/17	564,165	574,435	(e)
NRG Energy Inc., Term Loan	2.011-2.053%	2/1/13	104,285	103,838	(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — cont’d
NRG Energy Inc., Term Loan B	3.553%	8/31/15	493,761	$494,584	(e)
Total Independent Power Producers & Energy Traders				1,172,857
TOTAL UTILITIES				1,922,285
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,357,205)				8,302,713
CORPORATE BONDS & NOTES — 29.0%
CONSUMER DISCRETIONARY — 3.1%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	220,000	229,040
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	50,000	17,625	(f)
Total Automobiles				246,665
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	31,650
Hotels, Restaurants & Leisure — 1.0%
CCM Merger Inc., Notes	8.000%	8/1/13	100,000	97,750	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	159,412	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	120,000	97,800
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	20,000	20,500
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	197,750
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	100,000	52,625	(c)(f)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	42,900
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	230,000	216,200
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	22,550
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	63,525
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	124,500
NCL Corp. Ltd., Senior Secured Notes Sbarro Inc.,	11.750%	11/15/16	60,000	70,275
Senior Notes	10.375%	2/1/15	25,000	11,375
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	10,000	8,600	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	155,000	15	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	2	(c)(f)
Total Hotels, Restaurants & Leisure				1,185,779
Media — 1.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	570,000	599,925
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	41,500	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	112,250	(b)
CMP Susquehanna Corp.	3.443%	5/15/14	2,000	1,400	(a)(b)(d)
Comcast Corp., Senior Notes	6.500%	1/15/17	200,000	230,847
DISH DBS Corp., Senior Notes	6.625%	10/1/14	85,000	88,400
DISH DBS Corp., Senior Notes	7.750%	5/31/15	290,000	309,575
DISH DBS Corp., Senior Notes	7.875%	9/1/19	65,000	68,250
Sun Media Corp., Senior Notes	7.625%	2/15/13	50,000	50,375
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	170,000	187,000	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	33,000	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	68,100
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	140,000	149,800
Total Media				1,940,422
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	64,494	67,880	(g)
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	118,388
TOTAL CONSUMER DISCRETIONARY				3,590,784
CONSUMER STAPLES — 0.8%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	94,877

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food & Staples Retailing — 0.4%
CVS Corp., Pass-through Certificates Kroger Co.,	6.117%	1/10/13	378,233	$403,291	(b)
Notes	3.900%	10/1/15	60,000	63,111
Total Food & Staples Retailing				466,402
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	267,541
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	72,100
TOTAL CONSUMER STAPLES				900,920
ENERGY — 5.6%
Energy Equipment & Services — 0.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	161,200
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	49,950	(b)
Total Energy Equipment & Services				211,150
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	179,495
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	40,000	43,632
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	170,000	163,200
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	69,150
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	230,000	230,093
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	296,400
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	148,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	210,000	214,725
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	173,600	(b)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	206,841
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	85,996	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	124,672	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	187,930
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	60,000	64,950	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	220,500	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	259,104	(b)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	813,203
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000	67,350
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,000
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	569,937
SandRidge Energy Inc., Senior Notes	3.915%	4/1/14	1,000,000	931,744	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	390,648
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	120,312
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	227,760	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000	453,878
Total Oil, Gas & Consumable Fuels				6,287,620
TOTAL ENERGY				6,498,770
FINANCIALS — 9.7%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.066%	9/1/12	550,000	398,062	(a)(h)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	368,193
Morgan Stanley, Senior Notes	2.786%	5/14/13	310,000	321,467	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	432,521
Total Capital Markets				1,520,243
Commercial Banks — 3.2%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	211,903
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	100,000	102,724	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	420,000	433,650	(a)(b)(h)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	730,000	742,565	(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000	124,057	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	135,485	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — Cont’d
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	330,000	$330,226	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	337,039	(a)(b)(h)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	340,000	329,185
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	276,450
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	300,000	261,375	(a)(h)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	470,158
Total Commercial Banks				3,754,817
Consumer Finance — 2.7%
Ally Financial Inc., Senior Notes	7.250%	3/2/11	15,000	15,150
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	324,652
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	306,600
GMAC Inc., Senior Notes	2.496%	12/1/14	1,956,000	1,821,955	(a)
SLM Corp.	0.588%	1/27/14	700,000	630,974	(a)
Total Consumer Finance				3,099,331
Diversified Financial Services — 2.5%
Air 2 US, Notes	8.027%	10/1/19	101,087	100,582	(b)
Chukchansi Economic Development Authority, Senior Notes	3.943%	11/15/12	250,000	162,813	(a)(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	940,187
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	129,404
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	700,000	695,625	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	526,750	(b)
TNK-BP Finance SA	6.875%	7/18/11	190,000	196,412	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	105,000	(b)
Total Diversified Financial Services				2,856,773
TOTAL FINANCIALS				11,231,164
HEALTH CARE — 0.7%
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	63,150
HCA Inc., Senior Secured Notes	9.625%	11/15/16	105,000	112,744	(g)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	150,000	167,250
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	370,010
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,325	(g)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	82,400
TOTAL HEALTH CARE				805,879
INDUSTRIALS — 1.4%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	166,400	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	73,279	74,745
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	27,000	29,531	(b)
Total Airlines				270,676
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	7,800	4,368	(b)(c)
Commercial Services & Supplies — 0.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	90,400
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	123,750	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	90,400	(b)
Total Commercial Services & Supplies				304,550
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	460,000	497,950	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	87,600

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Marine — 0.0%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	70,000	$57,050	(b)(f)
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	199,675
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	97,130
Total Road & Rail				296,805
Trading Companies & Distributors— 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	52,375	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	97,375
Total Trading Companies & Distributors				149,750
TOTAL INDUSTRIALS				1,668,749
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	54,049	(g)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	430,000	426,775
Total IT Services				480,824
Semiconductors & Semiconductor Equipment— 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	143,650	(b)
TOTAL INFORMATION TECHNOLOGY				624,474
MATERIALS — 2.0%
Containers & Packaging— 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	255,625	(b)
Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	170,000	188,293
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	158,625
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	100,700
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	397,750	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	16,000	20,037
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	28,493
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	377,750
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	417,300	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	75,075	(b)
Total Metals & Mining				1,764,023
Paper & Forest Products— 0.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	160,195	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	193,725
Total Paper & Forest Products				353,920
TOTAL MATERIALS				2,373,568
TELECOMMUNICATION SERVICES — 3.9%
Diversified Telecommunication Services — 2.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	349,667	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	164,625	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	35,775
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	322,681
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	156,977
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	34,000	37,230
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	25,000	3	(c)(f)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	42,400
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	152,950	(b)
Qwest Corp., Senior Notes	3.552%	6/15/13	250,000	262,500	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	327,976
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	370,000	395,239
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	200,000	217,063

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication — Cont’d
Windstream Corp., Senior Notes	8.625%	8/1/16	190,000		$200,925
Total Diversified Telecommunication Services					2,666,011
Wireless Telecommunication Services — 1.6%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000		130,313
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	100,000		109,273
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000		572,000
True Move Co., Ltd.	10.750%	12/16/13	230,000		248,400	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	531,000		573,480	(b)
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000		289,763
Total Wireless Telecommunication Services					1,923,229
TOTAL TELECOMMUNICATION SERVICES					4,589,240
UTILITIES — 1.3%
Electric Utilities — 0.4%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	192,000		207,840	(b)
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000		273,276
Total Electric Utilities					481,116
Independent Power Producers & Energy Traders — 0.9%
AES Corp., Senior Notes	8.875%	2/15/11	15,000		15,094
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000		277,200	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000		69,200
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000		32,737
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	204,191		123,536	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000		475,649
NRG Energy Inc., Senior Notes	7.375%	2/1/16	5,000		5,138
Total Independent Power Producers & Energy Traders					998,554
TOTAL UTILITIES					1,479,670
TOTAL CORPORATE BONDS & NOTES (Cost — $32,768,719)					33,763,218
MORTGAGE-BACKED SECURITIES — 0.6%
GNMA — 0.6%
Government National Mortgage Association (GNMA) (Cost - $647,769)	6.500%	8/15/34	571,351		673,585
SOVEREIGN BONDS — 3.6%
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	4,541,000	BRL	2,550,316
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	247,000	BRL	133,596
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	256,000	BRL	133,878
Total Brazil					2,817,790
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		299,450
Russia — 0.4%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000		441,325	(b)
Venezuela — 0.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000		647,520	(b)
TOTAL SOVEREIGN BONDS (Cost — $4,153,725)					4,206,085
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.4%
U.S. Government Obligations— 0.4%
U.S. Treasury Notes (Cost - $427,222)	3.375%	11/15/19	440,000		449,247
			SHARES
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY— 0.1%
Hotels, Restaurants & Leisure — 0.0%
BLB Worldwide Holdings Inc.			750		10,313
Media — 0.1%
Charter Communications Inc., Class A Shares			2,966		115,496	*
TOTAL CONSUMER DISCRETIONARY					125,809

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY			SHARES		VALUE
ENERGY — 0.0%
Oil, Gas & Consumable Fuels— 0.0%
SemGroup Corp., Class A Shares			116		$3,164	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			2		900	(c)(d)
Nortek Inc.			44		1,576	*
TOTAL INDUSTRIALS					2,476
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			3,741		90,008	*
TOTAL COMMON STOCKS (Cost — $241,459)					221,457
	RATE
CONVERTIBLE PREFERRED STOCKS— 0.1%
FINANCIALS — 0.1%
Diversified Financial Services— 0.1%
Citigroup Inc. (Cost - $60,000)	7.500%		600		82,014
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY— 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		559		0	*(a)(b)(c)(d)
FINANCIALS — 0.2%
Diversified Financial Services— 0.2%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		11,450		302,967	(a)
TOTAL PREFERRED STOCKS (Cost — $300,228)					302,967
		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	30		0	*(c)(d)
Charter Communications Inc.		11/30/14	22		109	*
CMP Susquehanna Radio Holdings Co.		3/23/19	639		0	*(b)(c)(d)
Nortek Inc.		12/7/14	115		807	*(c)(d)
SemGroup Corp.		11/30/14	123		552	*(c)
TOTAL WARRANTS (Cost — $1,531)					1,468
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $119,066,461)					110,482,271
		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS— 4.2%
Sovereign Bonds — 0.5%
Egypt Treasury Bills (Cost - $543,763)	8.959%	3/8/11	3,200,000	EGP	543,146	(i)
U.S. Government Agencies — 0.4%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $499,580)	0.240%	5/9/11	500,000		499,790	(i)(j)
Repurchase Agreements — 3.3%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity - $3,815,038; (Fully collateralized by U.S. government agency obligations, 3.875% due 10/14/25; Market value - $3,892,103) (Cost - $3,815,000)	0.120%	1/3/11	3,815,000		3,815,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $4,858,343)					4,857,936
TOTAL INVESTMENTS — 99.1% (Cost — $123,924,804#)					115,340,207
Other Assets in Excess of Liabilities — 0.9%					1,007,913
TOTAL NET ASSETS — 100.0%					$116,348,120

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

December 31, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Illiquid security (unaudited).
(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(f)	Securities are in default as of December 31, 2010.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	EGP	- Egyptian Pound
	IO	- Interest Only
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Interest Rate Swaption with Barclays Capital Inc., Put	2/17/11	$1.88	3,460,000	$37,576	(d)
TOTAL WRITTEN OPTIONS (Premiums received — $16,089)				$37,576

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$36,109,606	$34,622		$36,144,228
Asset-backed securities	—	25,777,289	558,000		26,335,289
Collateralized senior loans	—	8,302,713	—		8,302,713
Corporate bonds & notes	—	33,761,818	1,400		33,763,218
Mortgage-backed securities	—	673,585	—		673,585
Sovereign bonds	—	4,206,085	—		4,206,085
U.S. government & agency obligations	—	449,247	—		449,247
Common stocks:
Consumer discretionary	$115,496	10,313	—		125,809
Industrials	1,576	—	900		2,476
Other common stocks	93,172	—	—		93,172
Convertible preferred stocks	82,014	—	—		82,014
Preferred stocks	302,967	—	0	*	302,967
Warrants	109	552	807		1,468
Total long-term investments	$595,334	$109,291,208	$595,729		$110,482,271
Short-term investments†	—	4,857,936	—		4,857,936
Total investments	$595,334	$114,149,144	$595,729		$115,340,207
Other financial instruments:
Futures contracts	$39,863	$—	$—		$39,863
Interest rate swaps	—	3,632	—		3,632
Credit default swaps on credit indices - sell protection‡	—	62,281	—		62,281
Credit default swaps on credit indices - buy protection‡	—	18,572	—		18,572
Total other financial instruments	$39,863	$84,485	$—		$124,348
Total	$635,197	$114,233,629	$595,729		$115,464,555

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$37,576	—	$37,576
Futures contracts	$401,054	—	—	401,054
Interest rate swaps‡	—	478,229	—	478,229
Credit default swaps on credit indices - buy protection‡	—	965	—	965
Total	$401,054	$516,770	—	$917,824

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

* Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COLLATERALIZED	ASSET-	CORPORATE
	MORTGAGE	BACKED	BONDS &	COMMON	PREFERRED
INVESTMENTS IN SECURITIES	OBLIGATIONS	SECURITIES	NOTES	STOCKS	STOCKS		WARRANTS		TOTAL
Balance as of September 30, 2010	$710,918	$494,995	$412,165	$900	$—		$0	*	$1,618,978
Accrued premiums/discounts	2,036	107	—	—	—		—		2,143
Realized gain(loss)[1]	(34,764)	—	(78)	—	—		—		(34,842)
Change in unrealized appreciation (depreciation)[2]
	54,297	9,399	(20)	—	—		—		63,676
Net purchases (sales)	(154,919)	479,275	(8,776)	—	—		—		315,580
Transfers into Level 3	—	—	1,400	—	0	*	807		2,207
Transfers out of Level 3	(542,946)	(425,776)	(403,291)	—	—		—		(1,372,013)
Balance as of December 31, 2010	$34,622	$558,000	$1,400	$900	$0	*	$807		$595,729
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$59,693	$(107)	—	—	—		—		$59,586

* Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions.

2  Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

Notes to Schedule of Investments (unaudited) (continued)

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2010, the total notional value of all credit default swaps to sell protection is $2,697,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year (period) ended December 31, 2010 see Note 3.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net

Notes to Schedule of Investments (unaudited) (continued)

value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of Investments (unaudited) (continued)

(j) Other Risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security Transactions.  Security transactions are accounted for on a trade date basis.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund held credit default swaps, written options and interest rate swaps with credit related contingent features which had a liability position of $854,770.  If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of December 31, 2010, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $200,000, which could be used to reduce the required payment.

2.  Investments

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,260,111
Gross unrealized depreciation	(15,844,708)
Net unrealized depreciation	$(8,584,597)

At December 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	29	3/11	$7,210,219	$7,223,537	$13,318
90-Day Eurodollar	40	9/11	9,935,492	9,944,500	9,008
U.S. Treasury 5-Year Notes	216	3/11	25,828,304	25,427,250	(401,054)
					(378,728)
Contracts to Sell:
U.S. Treasury 2-Year Notes	56	3/11	12,276,287	12,258,750	17,537
Net unrealized loss on open futures contracts					$(361,191)

During the period ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2010	17	$9,720
Options written	3,460,000	16,089
Options closed	—	—
Options expired	(17)	(9,720)
Written options, outstanding December 31, 2010	3,460,000	$16,089

At December 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclay’s Capital Inc.	$5,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$76,988	$(555,217)
JPMorgan Securities Inc.	10,000,000	10/12/11	0.360% Semi-Annually	3-Month LIBOR	—	2,214
JPMorgan Securities Inc.	6,000,000	10/15/11	0.361% Semi-Annually	3-Month LIBOR	—	1,418
Total	$21,520,000				$76,988	$(551,585)

As of December 31, 2010, the three-month London Interbank Offered Rate was 0.30%.

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase Bank (CDX North America High Yield Index)	$2,697,000	6/20/12	2.750%	$62,281	$(51,309)	$113,590
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$90,000	3/20/11	5.000% quarterly	$(248)	$(1,013)	$765
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	90,000	3/20/15	5.000% quarterly	3,605	740	2,865
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	13,077	2,912	10,165
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(567)	(409)	(158)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/11	5.000% quarterly	(55)	(199)	144
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	(95)	(41)	(54)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	801	229	572
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	1,089	294	795
Total	$420,000			$17,607	$2,513	$15,094

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2010.

	Futures Contracts		Written	Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Contracts, at value	Total
Interest Rate Contracts	$39,863	$(401,054)	$(37,576)	$(474,597)	$(873,364)
Credit Contracts	—	—	—	79,888	79,888
Total	$39,863	$(401,054)	$(37,576)	$(394,709)	$(793,476)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$13,591
Futures contracts (to buy)	46,569,646
Futures contracts (to sell)	13,331,051

Average Notional Balance
Interest rate swap contract	$24,520,000
Credit default swap contracts (to buy protection)	420,000
Credit default swap contracts (to sell protection)	2,697,000

ITEM 2.                 CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  February 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:   February 24, 2011